UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2012

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Mitcham Industries, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) on July 26, 2012 in Huntsville, Texas. At the Annual Meeting, shareholders were requested to (1) elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified; (2) approve, on an advisory basis, Named Executive Officer compensation; (3) vote, on an advisory basis, on the frequency of future advisory votes on Named Executive Officer compensation; and (4) ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013. Each proposal was described in the Company’s Notice of Annual Meeting and the Company’s Definitive Proxy Statement on Schedule 14A, which were each filed with the Securities and Exchange Commission on May 30, 2012.

The following actions were taken by the Company’s shareholders at the Annual Meeting with respect to each of the proposals:

1.	Elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Billy F. Mitcham, Jr	5,669,996	3,128,551	2,568,825
Peter H. Blum	4,450,184	4,348,363	2,568,825
Robert P. Capps	4,984,616	3,813,931	2,568,825
R. Dean Lewis	8,081,788	716,759	2,568,825
John F. Schwalbe	8,082,053	716,494	2,568,825
Robert J. Albers	8,169,903	628,644	2,568,825

2.	Approve, on an advisory basis, Named Executive Officer compensation:

Voted For	Voted Against	Abstentions	Broker Non-Votes
8,626,395	141,301	30,851	2,568,825

3.	Vote, on an advisory basis, on the frequency of future advisory votes on Named Executive Officer compensation:

1 Year	2 Years	3 Years	Abstentions
7,592,364	370,419	813,799	21,965

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation once every year. In line with this recommendation by our shareholders, the Board has decided to include an advisory shareholder vote on executive compensation in its proxy materials once every year, until the next shareholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

4.	Ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013:

Voted For	Voted Against	Abstentions
11,165,059	187,631	14,682

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

July 31, 2012	By:	Robert P. Capps

Name: Robert P. Capps
Title: Chief Financial Officer